SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 23, 2011 (November 18, 2011)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4927 Calloway Drive
Bakersfield, California 93312
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

As previously reported, on August 29, 2011, Mr. G. Thomas Gamble, Chairman of the Board of Directors of Tri-Valley Corporation (the “Company”) until his resignation on November 22, 2011, made a short-term demand loan to the Company in the principal amount of $150,000, bearing interest at 10% per annum, for additional working capital purposes. Also as previously reported, (i) on October 13, 2011, Mr. Gamble made a second short-term demand loan to the Company in the principal amount of $1.0 million, bearing interest at 14% per annum, for additional working capital purposes, and (ii) on November 10, 2011, Mr. Gamble made, through a related trust, a third short-term demand loan to the Company in the principal amount of $2.0 million, bearing interest at 14% per annum, on the express condition that, among other things, this loan would be secured and would be combined with his previous $1,150,000 short term demand loans.

On November 18, 2011, the Company entered into a Pledge and Security Agreement, effective as of November 10, 2011, with Mr. Gamble and his related trust (collectively, the “Secured Parties”), pursuant to which the Company granted the Secured Parties a lien on and security interest in the Company’s capital stock in its two wholly owned subsidiaries, Tri-Valley Oil & Gas Co. (“TVOG”) and Select Resources Corporation, Inc. (“Select Resources”). The foregoing description of the Pledge and Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Pledge and Security Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

As previously reported, the Company and Mr. Gamble’s related trust are currently working on definitive agreements for the related trust to issue a senior secured note to replace the $3,150,000 in short-term loans, with accompanying warrant coverage in an amount yet to be negotiated.  The Company expects to use the net proceeds from this senior secured loan, which will mature on December 31, 2012, and bear interest at 14% per annum, for further development of the first drilling phase at the Claflin property, general corporate purposes, and working capital. The Company expects that the senior secured note will be secured by, among other things, a pledge by the Company of its capital stock in TVOG and in Select Resources, with a general continuing guaranty from TVOG secured by the pledge of a security interest in certain of TVOG’s oil and gas leases, including the Claflin property.  As an inducement to Mr. Gamble’s related trust to provide long term funding, the parties expect that it will receive certain yet-to-be-negotiated royalty override rights in the Claflin property, and potentially other contiguous properties.

None of the leases relating to the Pleasant Valley Oil Sands Project will be part of the collateral package securing the senior secured note.

Item 2.02           Results of Operations and Financial Condition.

On November 22, 2011, the Company issued a press release to report its financial results for the quarter ended September 30, 2011. The release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02, including the financial results set forth in Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 above is incorporated by reference into this Item 5.02.

On November 22, 2011, G. Thomas Gamble resigned from the Board of Directors effective immediately, in light of the fact that he has become the largest secured creditor of the Company and the potential conflicts of interest this could possibly create in the future. There was no disagreement between Mr. Gamble and the Company on any matter relating to the Company’s operations, policies or practices. The Company and Mr. Gamble expect that Mr. Gamble will remain an active and positive influence on the Company, both as a long-time significant investor in, and as an advisor to, the Company.

Following Mr. Gamble’s departure, Paul W. Bateman was elected as Tri-Valley’s new Chairman of the Board, which will consist of four members, all of whom qualify as independent directors. There are no immediate plans to replace Mr. Gamble on the Board or any of the committees of the Board of Directors.

The Company’s announcement of Mr. Gamble’s resignation was included within the press release attached hereto as Exhibit 99.1.

Special Note Regarding Forward-Looking Statements

All statements contained in this report that refer to future events or other non-historical matters are forward-looking statements. Although Tri-Valley does not make forward-looking statements unless it believes it has a reasonable basis for doing so, Tri-Valley cannot guarantee their accuracy. These statements are only predictions based on management’s expectations as of the date of this report, and involve known and unknown risks, uncertainties and other factors, including those risks and uncertainties discussed in our filings with the Securities and Exchange Commission from time to time, including under “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contained in Tri-Valley’s Annual Report on Form 10-K for the year ended December 31, 2010, as amended, and under “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II, Item 1A. Risk Factors,” contained in Tri-Valley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. Except as required by law, Tri-Valley undertakes no obligation to update or revise publicly any of the forward-looking statements after the date of this report to conform such statements to actual results or to reflect events or circumstances occurring after the date of this report.

Item 9.01           Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description of Exhibit

10.1	Pledge and Security Agreement entered into on November 18, 2011, effective as of November 10, 2011, by and among the Company, G. Thomas Gamble and George T. Gamble 1991 Trust.

99.1	Press release, dated November 22, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-VALLEY CORPORATION

Date: November 23, 2011	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Pledge and Security Agreement entered into on November 18, 2011, effective as of November 10, 2011, by and among the Company, G. Thomas Gamble and George T. Gamble 1991 Trust.

99.1	Press release, dated November 22, 2011.